UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 10, 2011

EZENIA! INC.

(Exact name of registrant as specified in charter)

Delaware	000-25882	04-3114212
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

14 Celina Drive, Suite 17-18, Nashua, NH  03063

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 505-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 10, 2011, Ezenia! Inc. (the “Company”) entered into an Amendment (the “Amendment”) to the Shareholder Rights Agreement, dated as of April 15, 2008 (the “Rights Agreement”), by and between the Company and Computershare Trust Company, N.A., as rights agent, to terminate the Rights Agreement prior to its expiration on April 15, 2018.  Pursuant to the terms of the Amendment, the definition of the “Expiration Date” in the Rights Agreement has been amended so that the Rights (as defined in the Rights Agreement) will expire at the close of business on February 11, 2011, and the Rights Agreement will be terminated.

The Rights Agreement and the Amendment are filed as Exhibits 4.1 and 4.2 to this Form 8-K and incorporated herein by reference. The above description of the material terms of the Amendment as they relate to the Rights Agreement is qualified in its entirety by reference to such exhibits.

Item 1.02. Termination of a Material Definitive Agreement.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 1.02.

Item 3.03         Material Modification to the Rights of Security Holders.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

4.1

Shareholder Rights Agreement, dated as of April 15, 2008, between Ezenia! Inc. and Computershare Trust Company, N.A., as Rights Agent, filed as an exhibit to Ezenia! Inc.’s Registration Statement on Form 8-A on April 21, 2008 and incorporated herein by reference.

4.2

Amendment, dated February 10, 2011, to the Shareholder Rights Agreement dated as of April 15, 2008, between Ezenia! Inc. and Computershare Trust Company, N.A., as Rights Agent, filed as an exhibit to Ezenia! Inc.’s Registration Statement on Form 8-A/A on February 11, 2011 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Date: February 11, 2011	By:	/s/ Thomas J. McCann
Name: Thomas J. McCann
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Shareholder Rights Agreement, dated as of April 15, 2008, between Ezenia! Inc. and Computershare Trust Company, N.A., as Rights Agent, filed as an exhibit to Ezenia! Inc.’s Registration Statement on Form 8-A on April 21, 2008 and incorporated herein by reference.

4.2

Amendment, dated February 10, 2011, to the Shareholder Rights Agreement dated as of April 15, 2008, between Ezenia! Inc. and Computershare Trust Company, N.A., as Rights Agent, filed as an exhibit to Ezenia! Inc.’s Registration Statement on Form 8-A/A on February 11, 2011 and incorporated herein by reference.